Exhibit 10.8

Key Executive Life Plan II


Number of Participants: 55

Total Initial Death Benefit: $12,875,000

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

          THIS AGREEMENT, is made as of the day of _______________, 19__, by and between Del Webb Corporation, and its successors and assigns, of Phoenix, Arizona, hereinafter called the Corporation, and __________________________

          WHEREAS, ___________________________, hereinafter called the Employee, has rendered service to the Corporation, and,

          WHEREAS, the Corporation wishes to provide a death benefit for the Employee and/or the Employee's designee through a Key Executive Life Plan II, and,

          WHEREAS, the Employee agrees to participate in such plan to the extent hereinafter provided,

          NOW THEREFORE, it is mutually agreed that:

Insurance Policies                   1. In  furtherance  of the  purpose of this
                                     Agreement,   life   insurance   is   to  be
                                     purchased      on     the      life      of
                                     _____________________________   hereinafter
                                     called the Insured,  from  Security Life of
                                     Denver   Insurance   Company  under  Policy
                                     Number  ___________  hereinafter called the
                                     Policy.

Security 2. As security for the Corporation's interest in the Cash Value of the Policy, the Employee shall execute, on a form acceptable to the insurance company, a collateral assignment to the Corporation of certain specified rights in the Policy, as set forth in Article 5. Except as provided in Article 5, ownership of the Policy's rights, including but not limited to the right to name the beneficiary, shall rest with the Employee.

Premiums 3. All premiums due on the Policy shall be paid by the Corporation. However, the Employee shall reimburse the Corporation each year in an amount that is equal to the value, as determined for federal tax purposes, of the "economic benefit" derived by the Employee from the Policy's life insurance protection. The Employee will receive Compensation in addition to annual salary each year in an amount equal to this reimbursement.

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

Termination                          4.   This   Agreement   shall   immediately
                                     terminate for any of the following reasons:
                                     termination  of the  Employee's  employment
                                     for  any  reason;   submission  of  written
                                     notice to terminate by either party to this
                                     Agreement to the other party;  the death of
                                     the   Insured;   or  any   action   by  the
                                     Corporation which would impair,  reduce, or
                                     defeat  the  Employee's   interest  in  the
                                     Policy.  Such  action  by  the  Corporation
                                     might   include   but  is  not  limited  to
                                     surrender   or  lapse  of  the  Policy  for
                                     nonpayment of premiums.

                                         If  this  Agreement   terminates,   the
                                     Employee shall have the right,  exercisable
                                     within 90 days,  to obtain a release of the
                                     Corporation's  interest  in the  Policy  by
                                     paying to the  Corporation  its interest in
                                     the Policy as  determined  in Article 6(2).
                                     Upon   receipt   of   such   amount,    the
                                     Corporation   shall  either   transfer  the
                                     Policy to the Employee or transfer such interest to the party designated by the Employee. The Corporation agrees to execute all documents necessary to transfer the Policy to the Employee or his/her assigns. If the Employee does not timely exercise this right, the Corporation may exercise its rights under Article 5.

Corporation's Rights                 5.  Under  the  terms  of  the   collateral
                                     assignment of the Policy,  the  Corporation
                                     shall have the following rights:  the right
                                     to  receive,   upon   termination  of  this
                                     Agreement,   an   amount   equal   to   the
                                     Corporation's interest in the Policy's Cash
                                     Value,  as determined  in  accordance  with
                                     Articles  6(1)  and  6(2);   the  right  to
                                     release  the  collateral  assignment;   the
                                     right to surrender or partially surrender the Policy upon the giving of 14 days advance written notice of the Corporation's exercise of its right to surrender the Policy; and the right to make and receive loans against the Policy to the extent of its interest as defined in Article 6(4).

                                         Any rights to Policy values or proceeds
                                     in excess of the Corporation's interest shall be owned by and payable to, or as designated by, the Employee.

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

                                         Any    designation    or    change   of
                                     beneficiary   or  change  in   election  of
                                     settlement  options or  exercise  of policy
                                     rights   shall  be  made  subject  to  this
                                     Agreement  and  the  Corporation's   rights
                                     hereunder.

                                         Policy rights shall be  exercisable  by
                                     the sole signature of a duly authorized representative of the Corporation.

                                         The Corporation  agrees to refrain from
                                     making loans or partial  surrenders against
                                     the  Policy in an amount  greater  than its
                                     interest  under the  Policy as  defined  in
                                     Article   6(4).   The  parties  agree  that
                                     Security Life of Denver  Insurance  Company
                                     is     authorized    to    recognize    the
                                     Corporation's  right to borrow  without the
                                     insurance company being responsible for the
                                     calculation  of  amounts  permitted  to  be
                                     borrowed and without  investigation  of the
                                     validity  or amount of the  request  by the
                                     Corporation  to borrow.  The sole signature
                                     of a duly authorized  representative of the
                                     Corporation  shall  be  sufficient  for the
                                     exercise  of  the  Corporation's  right  to
                                     borrow  and shall be a full  discharge  and
                                     release   to   Security   Life  of   Denver
                                     Insurance  Company.  The Employee shall not
                                     have the right to make a loan  against  the
                                     Policy  or  otherwise  have  access to cash
                                     values  unless  and until  such time as the
                                     Employee's  employment is terminated or the
                                     Corporation's   interest   in  the   Policy
                                     terminates   in   accordance    with   this
                                     Agreement.

Corporation's Interest               6. For  purposes  of  Articles 4 and 5, the
                                     amount  receivable by the Corporation  upon
                                     (1) death of the Insured,  (2)  termination
                                     of this  Agreement  for  reason  other than
                                     death  of the  Insured,  (3)  surrender  or
                                     partial  surrender  of the  Policy,  or (4)
                                     exercise   of  the   loan   right   by  the
                                     Corporation shall be as follows:

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

                                         (1)Upon  termination  of this Agreement
                                     resulting  from death of the  Insured,  the
                                     Corporation's  share of the Policy's  death
                                     proceed  shall  be an  amount  equal to its
                                     Aggregate  Premiums  paid,  as  defined  in
                                     Article 6(5),  plus any death proceeds paid
                                     under the  Policy  that  exceed  the amount
                                     payable to the Insured's named  beneficiary
                                     based  on the  current  schedule  of  Death
                                     Benefits   as  set  forth  on   Appendix  A
                                     attached to this Agreement.

                                         (2)Upon  termination  of this Agreement
                                     for reasons other than the death of the Insured, the Corporation's share of the Policy's Cash Value shall be an amount equal to its Aggregate Premiums paid. The excess, if any, of the Policy's Cash Value shall be paid to the Employee.

                                         (3)Upon the Corporation's  surrender or
                                     partial   surrender   of  the   Policy   in
                                     accordance     with    Article    5,    the
                                     Corporation's  share of the  Policy's  Cash
                                     Value shall be an amount equal to its Aggregate Premiums paid. The excess, if any, of the Policy's Cash Value shall be paid to the Employee.

                                         (4)If the Corporation obtains any loans
                                     against the Policy, the amount of the loans together with the interest thereon shall at no time exceed the Aggregate Premiums paid.

                                         (5)"Aggregate  Premiums" shall mean all
                                     premiums paid by the Corporation, including
                                     premiums paid for any extra benefit  riders
                                     or  agreements  issued under the Policy and
                                     shall be  reduced by any  indebtedness  and
                                     any accrued unpaid interest incurred by the
                                     Corporation on the Policy and the amount of
                                     any  Policy  dividends  used to  reduce  or
                                     offset such  premiums.  "Cash  Value" shall
                                     mean  the  guaranteed  cash  value  of  the
                                     Policy, plus the cash value of any dividend
                                     additions as of the date to which  premiums
                                     have  been  paid and any  dividend  credits
                                     outstanding,    and    reduced    by    any
                                     indebtedness   and   any   accrued   unpaid
                                     interest incurred by the Corporation on the Policy.

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

Application for Additional           7.  Should the  parties  to this  Agreement
Agreements or Riders                 deem it desirable,  application may be made
                                     for  a  supplemental   agreement  or  rider
                                     providing for the waiver of Policy premiums
                                     in  the  event  of  the   Insured's   total
                                     disability.    Any    additional    premium
                                     attributable to such agreement or rider shall be paid by the Corporation. Waived premiums shall not be treated as paid by the Corporation.

Named Fiduciary                      8. For purposes of the Employee  Retirement
                                     Income    Security   Act   of   1974,   the
                                     Corporation is the "named fiduciary" of the Key Executive Life Plan for which this
                                     Agreement is hereby designated the written plan instrument.

Claims and Review                    9. At the Insured's  death, the Corporation
Procedure                            and the  beneficiary  designated to receive
                                     proceeds   shall  execute  such  forms  and
                                     furnish such other documents or information
                                     as are  required to receive  payment  under
                                     the  Policy.  The  Corporation  shall  also
                                     furnish   to   Security   Life  of   Denver
                                     Insurance Company an affidavit specifying the amount of death proceeds payable to the Corporation as defined in Article 6(1).

                                         With  respect  to  claims  against  the
                                     Corporation arising under this Agreement, the following procedure shall be used:

                                         The  claimant  shall  file a claim  for
                                     benefits by notifying  the  Corporation  in
                                     writing.   If  the   claim  is   wholly  or
                                     partially denied, the Corporation shall provide a written notice within 90 days specifying the reason for the denial, the provisions of this Agreement on which the denial is based and additional material or information necessary to receive benefits, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

                                         If a claim is  denied  and a review  is
                                     desired, the claimant shall notify the Corporation in writing within 60 days after receipt of written notice of a denial of claim. In requesting a review, the claimant may review plan documents and submit any written issues and comments he/she feels are appropriate. The Corporation shall then review the claim and provide a written decision within 60 days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions on which the decision is based.

                                     The  Corporation's   liability  under  this
                                     Agreement shall not exceed the amount of proceeds it has received from the insurance company.

Payment of Proceeds                  10.  In lieu of the  lump  sum  payable  at
                                     Insured's   death,  the  Employee  may,  in
                                     accordance   with  the  procedures  of  the
                                     insurance   company,   elect   any  of  the
                                     optional  modes of  payment  for the  death
                                     proceeds  as  enumerated  in the Policy and
                                     known as "settlement  options" with respect
                                     to  the  portion  of  the  Policy's   death
                                     proceeds   that   become   payable  to  the
                                     beneficiary.  If  no  such  election  is in
                                     effect   at  the   Insured's   death,   the
                                     beneficiary  shall  have the right to elect
                                     such  settlement  options.  The Corporation
                                     shall  have a  similar  right  to  elect  a
                                     settlement    option   for   the   proceeds
                                     attributable to its interest in the Policy.

Amendment/Assignment                 11. This Agreement may be altered, amended,
                                     or modified,  including the addition of any
                                     extra  Policy  provisions,   by  a  written
                                     agreement  signed  by the  parties  to this
                                     Agreement.  In  addition,  either party may
                                     assign   his/her   rights,   interests  and
                                     obligations under this Agreement, provided however, that any assignment shall be made subject to the terms of this Agreement.

Del Webb Corporation
Amended and Restated - Key Executive Life Plan (KELP II)
Split-Dollar Life Insurance Agreement

================================================================================

Interpretation                       12. Where  appropriate  in this  Agreement,
                                     words used in the  singular  shall  include
                                     the plural and words used in the  masculine
                                     shall include the feminine and  vice-versa.
                                     Headings    and    subheadings    are   for
                                     convenience   purposes  only  and  have  no
                                     effect   on   the   construction   of   the
                                     Agreement. The internal laws of the State of Arizona shall govern this Agreement.




          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year First hereinabove written.


                                                   -----------------------------
                                                   (Assignor)

                                                   -----------------------------
                                                   (Corporation)


- ---------------------------                        -----------------------------
(Witness)                                          (By)

Del Webb Corporation
Key Executive Life Plan II
Split-Dollar Collateral Assignment - Equity Method

================================================================================

- -----------------------------                     ------------------------------
Policy Number                                     Insured

Both copies of this Assignment should be forwarded to the Home Office. One copy will be retained by the Company (hereafter called the Insurer) which is Security Life of Denver Insurance Company.

The undersigned owner/applicant of the policy to be issued pursuant to application Part I number _____________ and dated ___________________ for insurance on the life of the insured named above authorizes the Insurer to insert the policy number in this Assignment after said policy is issued.

                                 -----------------------------------------------
                                 Owner/Applicant

ASSIGNOR________________________________________________________________________
ASSIGNEE:          Del Webb Corporation
                   2231 East Camelback Road, Suite 400
                   Phoenix, Arizona 85016

FOR VALUE RECEIVED, the undersigned owner (hereafter called the assignor) assigns, transfers and sets over to the assignee, its successors or assigns, certain rights in the policy numbered above, including any and all supplemental extra benefit riders or agreements issued under said policy, subject to all the terms and conditions of the policy and this Assignment and to all superior liens, if any, which the Insurer or any prior assignee may have against this policy. The assignor by this instrument and the assignee by acceptance of this Assignment jointly and severally agree to the conditions and provisions herein set forth. This Assignment is made and the policy is to be held as collateral security for any and all liabilities of the assignor to the assignee, either now existing or that may hereafter arise between the assignor or any successors or assigns and the assignee in conjunction with a Split-Dollar arrangement with regard to this policy.

1.(a) It is expressly agreed that the assignee shall have the following rights:

    (1) the right to make and receive loans against the policy to the extent of aggregate premiums paid by the assignee;


    (2) the right to release this Assignment to the assignor or his/her assigns;


    (3) the right, upon 14 days advance written notice to the Insured, to surrender or partially surrender the policy and to receive the cash values and any dividend credits outstanding (but not in excess of Aggregate Premiums (as defined below) paid by the assignee); and


    (4) the right to receive from the death proceeds, and to elect an income settlement option with respect thereto, an amount equal to the aggregate premiums paid by the assignee until the date of the insured's death plus any death proceeds paid by the Insurer pursuant to the application numbered above, that exceed the amount payable to the Insured's named beneficiary based on the schedule of Death Benefits attached (see Appendix A).

Del Webb Corporation
Key Executive Life Plan II
Split-Dollar Collateral Assignment - Equity Method

================================================================================

     (b) Assignor shall not have the right to make a loan against the policy or otherwise have access to cash values unless and until such time as the Assignor's employment is terminated or the Assignor's interest in the Policy terminates. Except as modified by paragraph 1(a), all other rights in the policy, including but not limited to the right to designate and change the beneficiary and the right to receive any cash values and dividend credits outstanding in excess of aggregate premiums paid by the assignee, are reserved to the assignor and excluded from this Assignment.

     (c)  Notwithstanding   any  other  provision  of  this  Assignment  or  the
          Split-Dollar Life Insurance Agreement entered into between assignor and assignee, for all purposes, the assignee shall furnish to the insurer an affidavit specifying the amount(s) to be paid, or the rights to be exercised, by each party. Both the assignor and the assignee acknowledge that, between themselves, they are bound by the limitations of the Assignment. The Insurer will recognize the signature of the assignee and the insurer is authorized to recognize the assignee's claims to rights granted by this Assignment without investigating the reason for any action taken by the assignee, or the validity or the amount of any liabilities or the existence of any default therein. Payment by the Insurer of the sums set forth in the affidavit shall be a full discharge and release therefor to the Insurer.

          This assignment does not impede or change the Insurer's right under the "Policy Loan" provision to charge interest on any policy loan. If interest is not paid under the terms of the policy, the Insurer has the right to add such interest to the unpaid loan from whatever cash value remains regardless of who owns that cash value under the terms of the Assignment.

     2. Aggregate premiums paid by the assignee shall include premiums for any extra benefit riders or agreements issued under this policy. "Aggregate Premiums" shall mean all premiums paid by the Corporation, including premiums paid for any extra benefit riders or agreements issued under the Policy and shall be reduced by any indebtedness and any accrued unpaid interest incurred by the Corporation on the Policy and the amount of any Policy dividends used to reduce or offset such premiums.

     3. Any death proceeds in excess of the amount payable to the assignee shall be paid by the Insurer to the beneficiary named under the policy.

     4. All provisions of this Assignment are binding upon the executors, administrators, successors or assigns of the assignor.

     5. All options and designations in effect as of the date of this Assignment shall remain in effect unless specifically changed by this Assignment or by action taken thereafter consistent with the Assignment.

     6. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and Il not a party to any split-dollar agreement (or any other similar agreement) between the assignee and the assignor.


Signed at____________________________________ on________________________________
                (City and State)                           (Date)

                          SIGN ORIGINAL AND DUPLICATE


- ------------------------------                 ---------------------------------
Witness Signature                              Signature of Owner of Policy



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